Exhibit 99.1 MIZUHO NON-DEAL ROADSHOW AUGUST 2020Exhibit 99.1 MIZUHO NON-DEAL ROADSHOW AUGUST 2020

® AT THE VERY HEART OF HEALTHCARE® AT THE VERY HEART OF HEALTHCARE

FORWARD-LOOKING STATEMENTS This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may,” “will,” “would,” “could,” “expect,” “intend,” “plan,” “estimate,” “target,” “anticipate,” “believe,” “objectives,” “outlook,” “guidance” or other similar words, and include statements regarding our strategies, objectives, future expansion and development activities, and expected financial performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including governmental assistance to hospitals and healthcare providers, including certain of our tenants; (ii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us, especially as a result of the adverse economic impact of the COVID-19 pandemic, and government regulation of hospitals and healthcare providers in connection with same (as further detailed in our Current Report on Form 8-K filed with the SEC on April 8, 2020); (iii) our expectations regarding annual run-rate net income and NFFO per share; (iv) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (v) the nature and extent of our current and future competition; (vi) macroeconomic conditions, such as a disruption of or lack of access to the capital markets; (vii) our ability to obtain debt financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and pay down, refinance, restructure or extend our indebtedness as it becomes due; (viii) increases in our borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (ix) international, national and local economic, real estate and other market conditions, which may negatively impact, among other things, the financial condition of our tenants, lenders and institutions that hold our cash balances, and may expose us to increased risks of default by these parties; (x) factors affecting the real estate industry generally or the healthcare real estate industry in particular; (xi) our ability to maintain our status as a REIT for federal and state income tax purposes; (xii) federal and state healthcare and other regulatory requirements, as well as those in the foreign jurisdictions where we own properties; (xiii) the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain equity or debt financing secured by our properties or on an unsecured basis; (xiv) the ability of our tenants and operators to comply with applicable laws, rules and regulations in the operation of the our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract residents and patients; and (xv) potential environmental contingencies and other liabilities. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned to not place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made.FORWARD-LOOKING STATEMENTS This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may,” “will,” “would,” “could,” “expect,” “intend,” “plan,” “estimate,” “target,” “anticipate,” “believe,” “objectives,” “outlook,” “guidance” or other similar words, and include statements regarding our strategies, objectives, future expansion and development activities, and expected financial performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including governmental assistance to hospitals and healthcare providers, including certain of our tenants; (ii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us, especially as a result of the adverse economic impact of the COVID-19 pandemic, and government regulation of hospitals and healthcare providers in connection with same (as further detailed in our Current Report on Form 8-K filed with the SEC on April 8, 2020); (iii) our expectations regarding annual run-rate net income and NFFO per share; (iv) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (v) the nature and extent of our current and future competition; (vi) macroeconomic conditions, such as a disruption of or lack of access to the capital markets; (vii) our ability to obtain debt financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and pay down, refinance, restructure or extend our indebtedness as it becomes due; (viii) increases in our borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (ix) international, national and local economic, real estate and other market conditions, which may negatively impact, among other things, the financial condition of our tenants, lenders and institutions that hold our cash balances, and may expose us to increased risks of default by these parties; (x) factors affecting the real estate industry generally or the healthcare real estate industry in particular; (xi) our ability to maintain our status as a REIT for federal and state income tax purposes; (xii) federal and state healthcare and other regulatory requirements, as well as those in the foreign jurisdictions where we own properties; (xiii) the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain equity or debt financing secured by our properties or on an unsecured basis; (xiv) the ability of our tenants and operators to comply with applicable laws, rules and regulations in the operation of the our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract residents and patients; and (xv) potential environmental contingencies and other liabilities. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned to not place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made.

MPT AT THE VERY HEART OF HEALTHCARE EXCLUSIVE FOCUS ON HOSPITALS 2018 NATIONAL HEALTH EXPENDITURES • General Acute Care • Inpatient Rehabilitation • Behavioral Health 32.7% 31.1% Other Hospital $3.6 Trillion 7.1% • 2018 National Health Expenditures (“NHE”) represented 17.8% of GDP. Health Insurance (net cost) • Hospital Expenditures of $1.2 19.9% trillion represented 32.7% of NHE 9.2% and 5.8% of GDP. Physician & Clinical Prescription Drug Source: CMS.gov National Health Expenditure Data and American Hospital Association 4MPT AT THE VERY HEART OF HEALTHCARE EXCLUSIVE FOCUS ON HOSPITALS 2018 NATIONAL HEALTH EXPENDITURES • General Acute Care • Inpatient Rehabilitation • Behavioral Health 32.7% 31.1% Other Hospital $3.6 Trillion 7.1% • 2018 National Health Expenditures (“NHE”) represented 17.8% of GDP. Health Insurance (net cost) • Hospital Expenditures of $1.2 19.9% trillion represented 32.7% of NHE 9.2% and 5.8% of GDP. Physician & Clinical Prescription Drug Source: CMS.gov National Health Expenditure Data and American Hospital Association 4

MPT AT THE VERY HEART OF HEALTHCARE Estimated $500-$750 B 5,198 & of operator-owned hospital real estate. community hospitals Meaningful investment opportunities in attractive in the U.S. markets throughout the world. Number of community hospitals in U.S. is from American Hospital Association 5MPT AT THE VERY HEART OF HEALTHCARE Estimated $500-$750 B 5,198 & of operator-owned hospital real estate. community hospitals Meaningful investment opportunities in attractive in the U.S. markets throughout the world. Number of community hospitals in U.S. is from American Hospital Association 5

MPT AT THE VERY HEART OF HEALTHCARE 2nd largest U.S. Owner of Hospital Beds Total Gross Assets $17.3 Billion 6MPT AT THE VERY HEART OF HEALTHCARE 2nd largest U.S. Owner of Hospital Beds Total Gross Assets $17.3 Billion 6

MPT AT THE VERY HEART OF HEALTHCARE 153 in Europe 224 properties across the U.S. in Australia 11 7MPT AT THE VERY HEART OF HEALTHCARE 153 in Europe 224 properties across the U.S. in Australia 11 7

EXPERIENCED MANAGEMENT TEAM

OUR MANAGEMENT TEAM COMPRISED OF PEOPLE WITH EXTENSIVE EXPERIENCE IN:

- Hospital Acquisitions and Finance / Capital Markets
- Hospital Development and Construction
- Hospital Operations
- Physician Practice Management
- Hospital Leases
- Real Estate Management

MPT's Senior Management	Years of Experience	Areas of Expertise
Edward K. Aldag, Jr. Chairman, President & CEO	34+	Hospital Ownership
R. Steven Hamner Executive Vice President & CFO	35+	Public Company Accounting & Finance
Emmett McLean Executive Vice President & COO	35+	Physician Practice Management & Ancillary Services
Rosa Hooper Vice President & Managing Director, Asset Management & Underwriting	25+	Post-Acute Operations
Kevin Hanna Vice President, Controller & Chief Accounting Officer	25+	Public Company Accounting
Charles Lambert Vice President, Treasurer & Managing Director, Capital Markets	20+	Capital Markets
Tom Schultz Director of Healthcare	35+	Healthcare Operations
Luke Savage Vice President, International Acquisitions	15+	Corp. & Facility Acute Hospital Operations, Healthcare M&A Transactions

MPT 8

PREEMINENT GLOBAL HOSPITAL REAL ESTATE PLATFORM

GLOBAL LEADER IN HOSPITAL REAL ESTATE FINANCE FOCUSED ON INVESTMENTS IN LICENSED HOSPITALS, UNLOCKING VALUE AROUND THE GLOBE TO DELIVER CONTINUED SHAREHOLDER GROWTH

Best-in-class acute care portfolio driven by strong operator relationships

- ~390 properties in 9 countries and 34 U.S. states
- 45 total operators, including leading not-for-profit and for-profit systems in the U.S. and abroad

Established source of capital for leading hospital operators around the globe

- Over $17 billion gross investments worldwide
- $2.6 billion new investments 2020 YTD at a blended GAAP yield of approximately 8.0%

Unlocking new global growth opportunities

- New and compelling international markets (Australia, Switzerland) enhance existing global platform
- Completed over $5.9 billion of international investments since 2013
- Leased to best-in-class international hospital operators

Strong track record of prudent balance sheet management

- Successfully increased scale and diversified portfolio while maintaining conservative leverage
- Net debt to EBITDA target ~5.5x

Sources: Company filings and SNL Financial.
Note: No assurances can be made that announced and pending transactions will close on the terms indicated or at all. Figures pro forma for newly announced acquisitions.

9

WELL-DIVERSIFIED PORTFOLIO

~390 properties

45 operators

~42,000 beds

34 U.S. states

9 countries

GLOBAL PORTFOLIO MIX – COUNTRIES



14.9%
United Kingdom
7.1%
Germany
5.2%
Australia
3.5%
Switzerland
2.0%
Other Countries
0.5%
Other Assets
66.8%
United States

OPERATOR PORTFOLIO MIX



4.1%
Other
24.3%
Steward
12.4%
Circle
9.1%
Prospect
8.4%
Prime
7.0%
LifePoint
34.7%
40 Operators

GLOBAL PORTFOLIO MIX – PROPERTY TYPE
($ IN MILLIONS)



$9,857
$3,584
$842
$718
$1,156
U.S. General Acute Care
Europe General Acute Care
Australia General Acute Care
U.S. IRF
Europe IRF

Largest facility investment accounts for approximately 3% of portfolio.

85% of hospitals in U.S. portfolio are General Acute Care.

Pro forma portfolio as of 6/30/2020
General acute hospital segment includes freestanding ER and medical office properties

10

MPT’S ABSOLUTE NET LEASE MODEL LEASE STRUCTURE Absolute Net Long-Term Inflation Protected Master Lease Tenant bears all costs, 10- to 20-year initial terms 97% of leases have inflation- Over 90% of properties including maintenance with multiple 5-year based annual rent escalators; are master leased, cross- and repairs, utilities and extensions in U.S.; longer CPI floors in nearly all leases defaulted and/or with a taxes terms internationally parent guaranty SALE LEASEBACK APPEAL TO HOSPITAL OPERATORS • Hospital operators can turn their real estate assets into long-term growth capital • Allows operators to execute on long-term strategies • Operators maintain control of their facilities • Provides up to 100% financing • Often lowers operator’s overall cost of capital • Rent payments are fully tax deductible (not subject to interest deduction limitations) 11MPT’S ABSOLUTE NET LEASE MODEL LEASE STRUCTURE Absolute Net Long-Term Inflation Protected Master Lease Tenant bears all costs, 10- to 20-year initial terms 97% of leases have inflation- Over 90% of properties including maintenance with multiple 5-year based annual rent escalators; are master leased, cross- and repairs, utilities and extensions in U.S.; longer CPI floors in nearly all leases defaulted and/or with a taxes terms internationally parent guaranty SALE LEASEBACK APPEAL TO HOSPITAL OPERATORS • Hospital operators can turn their real estate assets into long-term growth capital • Allows operators to execute on long-term strategies • Operators maintain control of their facilities • Provides up to 100% financing • Often lowers operator’s overall cost of capital • Rent payments are fully tax deductible (not subject to interest deduction limitations) 11

A PROVEN GROWTH STRATEGY

ACUTE CARE REAL ESTATE OPPORTUNITY IS RAPIDLY EXPANDING

Large Domestic & International Opportunity Set	Consolidation of Hospital Systems	Growing Acceptance of Sale-Leaseback Model Among Not-for-Profit Operators	Further Accretive Opportunities in 2H 2020 and Beyond
• Substantial domestic and international potential acquisition targets ○ ~5,000 community hospitals in the U.S. and ~20,000+ globally • Estimated $500-$750 billion of operated-owned hospital real estate in U.S. • Additional opportunities in attractive markets throughout the world	• Consolidation of hospital systems continues, searching for cost efficiencies and economies of scale • Increasing ownership of hospitals by for-profit systems established in the past decade (e.g., Steward, Prospect) and increasing investment from global private equity (e.g., Apollo, Cerberus, Brookfield)	• ~75% of all community hospitals in the U.S. are owned by not-for-profit ("NFP") operators • Leading NFP operators continue building relationships with private real estate owners and REITs to leverage their scale and cost of capital	• ~$9.2 billion invested since 2017 while supporting growth of best-in-class operators • MPT's platform is positioned to continue growing in the acute care space in the remainder of 2020 and beyond

Sources: Company filings, American Hospital Association, World Health Organization and Wall Street research.

12

HOSPITAL EXPERTISE ESSENTIAL TO UNDERWRITING

Market

- MPT's underwriting process involves a comprehensive study and evaluation of each individual hospital and the market it serves, even if part of a large portfolio acquisition.
- Fundamental questions such as "is this hospital truly needed in this market?" and "would this community suffer were this hospital not here?" are addressed.

Physicians

- Only physicians can admit patients to hospitals, and the next step in MPT's underwriting involves a thorough review of physician relationships to the hospital.
- MPT studies hospital admissions to determine if they are coming from a broad spectrum of referring physicians or possibly a highly concentrated grouping.

Operator

- MPT seeks to be aligned with proven operators having a successful track record and demonstrated market leadership.
- Skilled operators are able to successfully deploy MPT's capital to improve patient outcomes, increase EBITDA and expand margins.
- In the rare event an operator needs to be replaced, MPT would turn to its Plan B, C or D recognizing that a good market will invariably attract high-quality replacement operators, often on more favorable financial terms.



MPT 13

SUSTA SUSTAINE INED D TSR TSR O OUTPE UTPERF RFO ORMA RMANCE NCE TOTAL SHAREHOLDER RETURNS COMPARED TO BENCHMARK INDICES S&P 500, MSCI U.S. REIT and SNL U.S. REIT Healthcare 481% 298% 281% 276% 248% 146% 129% 130% 88% 93% 77% 45% 21% 16% 6% 2% MSCI SNL SNL MSCI S&P 500 MPT SNL MSCI S&P 500 MPT SNL S&P 500 MPT MSCI S&P 500 MPT 3-YEAR PERIOD 5-YEAR PERIOD 10-YEAR PERIOD SINCE IPO JULY 7, 2005 Sources: FactSet and S&P Global Market Intelligence; as of 8/11/2020 14SUSTA SUSTAINE INED D TSR TSR O OUTPE UTPERF RFO ORMA RMANCE NCE TOTAL SHAREHOLDER RETURNS COMPARED TO BENCHMARK INDICES S&P 500, MSCI U.S. REIT and SNL U.S. REIT Healthcare 481% 298% 281% 276% 248% 146% 129% 130% 88% 93% 77% 45% 21% 16% 6% 2% MSCI SNL SNL MSCI S&P 500 MPT SNL MSCI S&P 500 MPT SNL S&P 500 MPT MSCI S&P 500 MPT 3-YEAR PERIOD 5-YEAR PERIOD 10-YEAR PERIOD SINCE IPO JULY 7, 2005 Sources: FactSet and S&P Global Market Intelligence; as of 8/11/2020 14

TRANSFORMATIVE INVESTMENTS DRIVING MPT'S EXTRAORDINARY GROWTH



GROSS ASSETS ($ in millions)
30% CAGR for period 2010-2Q 2020
$1,410
$1,699
$2,285
$3,040
$3,923
$5,867
$7,143
$9,476
$10,058
$16,529
$17,278
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2Q 2020
Announced acquisition of a 16-property portfolio operated by Ernest Health, Inc., for $300 million and a $100 million investment in the operator.
Acquires 11 properties in Germany from RHM Klinik for $245 million, representing the first hospital transaction outside the United States by any U.S. REIT.
Announces agreement to acquire 40 hospitals operated by MEDIAN Kliniken, one of Germany's top rehab hospital operators, for approximately $900 million.
Announces the acquisition of Capella Healthcare and the real estate of seven acute care hospitals for $900 million.
Acquires nine acute care hospitals operated by Steward Health Care in Massachusetts in $1.25 billion transaction.
Acquires real estate interest in 10 acute care hospitals and one behavioral health facility leased to Steward Health Care in Arizona, Utah, Texas, and Arizona for $1.4 billion.
Completes a joint venture with Primonial Group for 71 German post-acute hospitals valued at €1.63 billion, with total proceeds of €1.14 billion.
Completes the acquisition of 30 acute care hospitals in the U.K. from BMI Healthcare for approximately $2.0 billion.
Acquires 11 Australian hospitals from affiliates of Healthscope Ltd. for $859 million.
Acquires 16 acute care hospitals operated by Prospect Medical Holdings in California, Pennsylvania and Connecticut for $1.55 billion.
Announces the acquisition of 10 LifePoint acute care hospitals across six U.S. states for $700 million.

Source: Gross Assets derived from Company's Balance Sheet for period 2010-2015 and represents total assets before accumulated depreciation and amortization; Pro Forma Gross Assets for period 2016-2Q 2020 is further explained on page 21.

15

REPEATED POSITIVE SPREAD INVESTING = SUSTAINED EARNINGS GROWTH MOMENTUM

- NFFO/share CAGR outperformance of ~5.5% versus peer weighted average (2010-2019)
- Investment capitalization rates maintained, while yields have compressed across other real estate asset classes
- In-place debt cost has declined by ~400bps since 2010, while dividend yield is now ~250bps lower
- High-70%s consensus 2021E AFFO payout ratio compares to 84% peer weighted average (peer weighted average is 104% after adjusting for 2020 dividend reductions)



~8% NFFO/SHARE CAGR (2010-2019)
$2.8 billion common equity raised at 5.8% dividend yield since 1/1/2019
$3.8 billion unsecured debt raised at 3.1% average coupon since 1/1/2019
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
12.0%
9.0%
6.0%
3.0%
0.0%
$0.66
$0.71
$0.90
$0.96
$1.06
$1.26
$1.28
$1.35
$1.37
$1.30
$1.54
FY2010
FY2011
FY2012
FY2013
FY2014
FY2015
FY2016
FY2017
FY2018
FY2019
2020E Consensus
NFFO/Share
Portfolio GAAP Revenue Yield
Wtd. Avg. Cost of Debt
Dividend Yield: Equity Transactions

Note: Peer group for NFFO growth is current equity cap-weighted average of WELL, PEAK, VTR, OHI and HR; AFFO payout info also includes HTA, DOC, SBRA, NHI, CTRE and LTC; invested GAAP yield calculated as consolidated GAAP total revenue divided by average gross real estate and other loan assets; cost of debt equals interest expense divided by average debt outstanding; dividend yield on equity transactions calculated using most recently announced dividend at each offering and represents the weighted average yield for that year's issuance. For NFFO per share, see page 20 for further explanation.
Sources: S&P Global, FactSet, Company Disclosures

16

LEASES STRUCTURED FOR PREDICTABLE CASH FLOW



SAME STORE TTM EBITDARM RENT COVERAGE
1Q20 TTM coverages reflect mid-March impact of COVID shutdown and do not include any benefit from government grants or advances
5.00x
4.00x
3.00x
2.00x
1.00x
0.00x
3.0x
2.7x
2.9x
2.7x
2.0x
2.2x
2.2x
2.2x
1.5x
1.8x
1.8x
1.8x
2.7x
2.5x
2.7x
2.5x
General Acute Care Hospitals
Inpatient Rehabilitation Facilities
Long-Term Acute Care Hospitals
Total Portfolio
Q1 2019 (YoY)
Q1 2020 (YoY)
Q4 2019 (QoQ)
Q1 2020 (QoQ)



LEASE & MORTGAGE LOAN MATURITY SCHEDULE
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Majority is "all or nothing" Prime master leases on highly profitable facilities; renewal likely, as cash required to exercise purchase option estimated to exceed $1 billion
-
0.3%
7.8%
1.2%
0.5%
2.0%
0.8%
0.3%
0.5%
4.0%
0.4%
82.2%
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Thereafter

Source: Company's 2Q 2020 Supplemental

17

LADDERED DEBT MATURITIES DEBT MATURITY SCHEDULE $1,628,360 $1,429,770 $1,400,000 $900,000 $761,700 $744,060 $496,040 $500,000 2022 2023 2024 2025 2026 2027 2028 2029 2022 Term Loan 4.000% Notes Due 2022 2.550% Notes Due 2023 2024 AUD Term Loan 6.375% Notes Due 2024 5.500% Notes Due 2024 3.325% Notes Due 2025 2025 GBP Term Loan 5.250% Notes Due 2026 5.000% Notes Due 2027 3.692% Notes Due 2028 4.625% Notes Due 2029 PERCENTAGE OF TOTAL DEBT FIXED VARIABLE 2.5% 97.5% 18 Source: Company’s 2Q 2020 Supplemental; percentage of total debt as of June 30, 2020.LADDERED DEBT MATURITIES DEBT MATURITY SCHEDULE $1,628,360 $1,429,770 $1,400,000 $900,000 $761,700 $744,060 $496,040 $500,000 2022 2023 2024 2025 2026 2027 2028 2029 2022 Term Loan 4.000% Notes Due 2022 2.550% Notes Due 2023 2024 AUD Term Loan 6.375% Notes Due 2024 5.500% Notes Due 2024 3.325% Notes Due 2025 2025 GBP Term Loan 5.250% Notes Due 2026 5.000% Notes Due 2027 3.692% Notes Due 2028 4.625% Notes Due 2029 PERCENTAGE OF TOTAL DEBT FIXED VARIABLE 2.5% 97.5% 18 Source: Company’s 2Q 2020 Supplemental; percentage of total debt as of June 30, 2020.

APPENDIX 19APPENDIX 19

NORMALIZED FFO RECONCILIATION (in thousands, except per share data) Year ended December 31, 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 FFO information: Net income attributable to MPT common shareholders $22,913 $26,536 $89,900 $96,991 $50,522 $139,598 $225,048 $289,793 $1,016,685 $374,684 Participating securities' share in earnings (1,254) (1,090) (887) (729) (895) (1,029) (559) (1,409) (3,685) (2,308) Net income, less participating securities' share in earnings $21,659 $25,446 $89,013 $96,262 $49,627 $138,569 $224,489 $288,384 $1,013,000 $372,376 Depreciation and amortization 25,838 34,709 34,856 37,686 53,938 69,867 96,157 127, 559 143, 720 183, 921 Gain on sale of real estate, net (10,566) (5,431) (16,369) (7,659) (2,857) (3,268) (67,168) (7,431) (719,392) (41,560) Real estate impairment charges - 564 - - 5,974 - - - 48,007 21,031 Funds from operations $36,931 $55,288 $107,500 $126,289 $106,682 $205,168 $253,478 $408,512 $485,335 $535,768 Write-off of straight-line rent and other, net 6,094 4,317 6,456 1,457 2,818 3,928 3,063 5,340 18,002 15,539 Debt refinancing and unutilized financing costs 6,716 14,214 - - 1,698 4,367 22,539 32,574 - 6,106 Release of income tax valuation allowance - - - - - - (3,956) - (4,405) - Acquisition and other transaction costs, net 2,026 4,184 5,420 19,494 26,389 61,342 52,473 28,453 2,072 - Non-real estate impairment charges and other 14,830 - - - 44,154 - 7,229 - - - Normalized funds from operations $66,597 $78,003 $119,376 $147,240 $181,741 $274,805 $334,826 $474,879 $501,004 $557,413 Year ended December 31, 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 FFO information: Net income, less participating securities' share in earnings $0.22 $0.23 $0.67 $0.63 $0.29 $0.63 $0.86 $0.82 $2.76 $0.87 Depreciation and amortization 0.25 0.32 0.26 0. 24 0. 31 0. 32 0.37 0.37 0. 39 0.43 Gain on sale of real estate, net (0.10) (0.05) (0.12) (0.04) (0.01) (0.01) (0.26) (0.02) (1.96) (0.10) Real estate impairment charges - - - - 0.04 - - - 0. 13 0.05 Funds from operations $0.37 $0.50 $0.81 $0.83 $0.63 $0.94 $0.97 $1.17 $1.32 $1.25 Write-off of straight-line rent and other, net 0.05 0.04 0.05 0.01 0. 02 0. 02 0. 01 0. 01 0.05 0. 04 Debt refinancing and unutilized financing costs 0.07 0. 13 - - - 0.02 0.09 0. 09 - 0.01 Release of income tax valuations allowance - - - - - - (0.02) - (0.01) - Acquisition and other transaction costs, net 0.02 0.04 0. 04 0.12 0. 15 0. 28 0.20 0. 08 0. 01 - Non-real estate impairment charges and other 0. 15 - - - 0.26 - 0. 03 - - - Normalized funds from operations per share $0.66 $0.71 $0.90 $0.96 $1.06 $1.26 $1.28 $1.35 $1.37 $1.30 20 Source: Company filings.NORMALIZED FFO RECONCILIATION (in thousands, except per share data) Year ended December 31, 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 FFO information: Net income attributable to MPT common shareholders $22,913 $26,536 $89,900 $96,991 $50,522 $139,598 $225,048 $289,793 $1,016,685 $374,684 Participating securities' share in earnings (1,254) (1,090) (887) (729) (895) (1,029) (559) (1,409) (3,685) (2,308) Net income, less participating securities' share in earnings $21,659 $25,446 $89,013 $96,262 $49,627 $138,569 $224,489 $288,384 $1,013,000 $372,376 Depreciation and amortization 25,838 34,709 34,856 37,686 53,938 69,867 96,157 127, 559 143, 720 183, 921 Gain on sale of real estate, net (10,566) (5,431) (16,369) (7,659) (2,857) (3,268) (67,168) (7,431) (719,392) (41,560) Real estate impairment charges - 564 - - 5,974 - - - 48,007 21,031 Funds from operations $36,931 $55,288 $107,500 $126,289 $106,682 $205,168 $253,478 $408,512 $485,335 $535,768 Write-off of straight-line rent and other, net 6,094 4,317 6,456 1,457 2,818 3,928 3,063 5,340 18,002 15,539 Debt refinancing and unutilized financing costs 6,716 14,214 - - 1,698 4,367 22,539 32,574 - 6,106 Release of income tax valuation allowance - - - - - - (3,956) - (4,405) - Acquisition and other transaction costs, net 2,026 4,184 5,420 19,494 26,389 61,342 52,473 28,453 2,072 - Non-real estate impairment charges and other 14,830 - - - 44,154 - 7,229 - - - Normalized funds from operations $66,597 $78,003 $119,376 $147,240 $181,741 $274,805 $334,826 $474,879 $501,004 $557,413 Year ended December 31, 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 FFO information: Net income, less participating securities' share in earnings $0.22 $0.23 $0.67 $0.63 $0.29 $0.63 $0.86 $0.82 $2.76 $0.87 Depreciation and amortization 0.25 0.32 0.26 0. 24 0. 31 0. 32 0.37 0.37 0. 39 0.43 Gain on sale of real estate, net (0.10) (0.05) (0.12) (0.04) (0.01) (0.01) (0.26) (0.02) (1.96) (0.10) Real estate impairment charges - - - - 0.04 - - - 0. 13 0.05 Funds from operations $0.37 $0.50 $0.81 $0.83 $0.63 $0.94 $0.97 $1.17 $1.32 $1.25 Write-off of straight-line rent and other, net 0.05 0.04 0.05 0.01 0. 02 0. 02 0. 01 0. 01 0.05 0. 04 Debt refinancing and unutilized financing costs 0.07 0. 13 - - - 0.02 0.09 0. 09 - 0.01 Release of income tax valuations allowance - - - - - - (0.02) - (0.01) - Acquisition and other transaction costs, net 0.02 0.04 0. 04 0.12 0. 15 0. 28 0.20 0. 08 0. 01 - Non-real estate impairment charges and other 0. 15 - - - 0.26 - 0. 03 - - - Normalized funds from operations per share $0.66 $0.71 $0.90 $0.96 $1.06 $1.26 $1.28 $1.35 $1.37 $1.30 20 Source: Company filings.

PRO FORMA TOTAL GROSS ASSETS RECONCILIATION

Pro Forma Total Gross Assets
(Unaudited)

(Amounts in millions)	December 31, 2016	December 31, 2017	December 31, 2018	December 31, 2019	June 30, 2020
Total Assets	$6,419	$9,020	$8,844	$14,467	$15,448
Add:					
Binding real estate commitments on new investments	288	18	865	1,989	514
Unfunded amounts on development deals and commenced capital improvement projects	194	154	230	163	155
Accumulated depreciation and amortization	325	455	465	570	684
Incremental gross assets of our joint ventures	-	-	375	564	852
Proceeds from new debt subsequent to period-end	-	-	-	928	-
Less:					
Cash used for funding the transactions above (including proceeds from new debt subsequent to period-end)	(83)	(171)	(721)	(2,152)	(375)
Pro Forma Total Gross Assets	**$7,143**	**$9,476**	**$10,058**	**$16,529**	**$17,278**

Pro forma total gross assets is total assets before accumulated depreciation/amortization, assumes all real estate binding commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded, and assumes cash on hand is fully used in these transactions. We believe pro forma total gross assets is useful to investors as it provides a more current view of our portfolio and allows for a better understanding of our concentration levels as our binding commitments close and our other commitments are fully funded.

Note: MPT initiated reporting of pro forma total gross assets in 2017 (with disclosure provided for 2016).

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